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                                                                    Exhibit 99.1

              NUMERICAL TECHNOLOGIES COMPLETES CADABRA ACQUISITON

             Acquisition will strengthen management team and speed mainstream deployment of Numerical's patented phase-shifting technology


      San Jose, Calif., Oct. 31, 2000--Numerical Technologies, Inc. (NASDAQ:
NMTC) today announced it has completed its acquisition of Cadabra Design Automation, Inc. (Cadabra). Cadabra is the leading provider of automated layout-creation technology used to create the building blocks for standard cell, semi-custom, and custom integrated circuits (ICs).

      Leading-edge semiconductor devices using Numerical's patented phase-shifting technology are currently entering production. Cadabra's cell-creation technology coupled with Numerical's subwavelength technologies is expected to speed the mainstream adoption of Numerical's patented phase-shifting technology by the semiconductor industry. This will significantly increase the number of ICs produced using Numerical's phase-shifting technology.

      With this acquisition, Numerical gains extensive management and technology licensing experience, which will be immediately incorporated into Numerical's management and sales team. Faysal Sohail, former president and CEO of Cadabra, joins Numerical's management team as senior vice president of worldwide technology licensing and sales. In this role, Mr. Sohail will oversee technology licensing, product sales and field applications engineering. The existing Cadabra sales and marketing team will focus on expanding use of both the Cadabra and Numerical technology within the customer base. Dr. Martin Lefebvre, founder of Cadabra and its former chairman and CTO, joins Numerical's office of the CTO and will be responsible for directing the integration of Numerical's technology with Cadabra's products. Cadabra's U.S. employees will immediately be relocated to Numerical's headquarters in San Jose, Calif. The Cadabra research and development group remains in its existing facilities in Ottawa, Canada.

      "As the industry continues to follow Moore's Law deeper into the subwavelength realm, it's not enough to incorporate phase-shifting technology into photomask manufacturing and the lithography process. IC design and layout must also change to leverage the benefits of phase-shifting technology," said Y.C. (Buno) Pati, president and CEO of Numerical Technologies. "By combining the products, technology and expertise of Numerical and Cadabra, this acquisition helps us to address the needs of mainstream semiconductor production and accelerate adoption of our technology."

      Under the terms of the acquisition, Numerical will issue 3.2 million shares and options of Numerical Technologies stock to Cadabra shareholders. Cadabra will now be a wholly-owned subsidiary of Numerical, with the acquisition accounted for as a purchase that is expected to be accretive in Q1, 2001.

      Technology Direction
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      In the subwavelength era, design and manufacturing teams must create ICs with features smaller than the wavelength of light used to manufacture them in order to increase IC performance, yield and power efficiency. To meet this challenge, semiconductor manufacturers are adopting phase-shifting and attendant technologies as a part of their advanced manufacturing processes. Cell layouts are the building blocks for IC designs and the primary means of transferring information about new process technology to the design flow. As processes have increased in complexity, Cadabra has seen a growing adoption of its automated solutions for the design of these building blocks.

      Subwavelength processes require the transfer of additional information that was not needed in the creation of these building blocks in an above wavelength paradigm. As the use of phase shifting becomes more pervasive, it becomes imperative that the building blocks are phase-compliant, characterized for the subwavelength process, and work within an existing design flow. An automated system to generate subwavelength-enabled libraries becomes critical, and will increase the number of designs that are enabled for phase-shifted process technology. Numerical will create a cohesive solution--through this acquisition--where the creation algorithms for these building blocks will have in-depth knowledge of the latest subwavelength technology.

      In April of this year, Numerical and Cadabra announced a relationship to integrate Numerical's phase shifting and attendant technologies into Cadabra's automated Library Factory(TM) flow. Cadabra has also integrated its technology into the leading mainstream design flows such as those provided by Cadence Design Systems, Inc. (NYSE: CDN) and Synopsys, Inc. (NASDAQ: SNPS).

About Cadabra

      Cadabra Design Automation, Inc. is the leading supplier of tools for the creation of the cell layouts that form the fundamental building blocks used in the standard cell, semi-custom, and custom IC design process. Cadabra's tools help users achieve high productivity in the creation of very high quality, error-free standard cell layouts. Current worldwide customers include top semiconductor vendors, third party library vendors, and leading fabless semiconductor companies in the graphics and communications markets. For more information, visit the Cadabra web site at http://www.cadabradesign.com or send
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email to info@cadabradesign.com
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About Numerical

      Numerical Technologies Inc. (NASDAQ: NMTC) develops and markets proprietary technology, software tools and services that enable the semiconductor industry to produce subwavelength integrated circuits, i.e. integrated circuits with components smaller than the wavelength of light used to create circuit patterns on silicon. Numerical's products and industry alliances form a comprehensive design-to-silicon solution that enables the creation of smaller, faster, and more power-efficient semiconductors using available manufacturing equipment. Numerical's customers include the world's leading semiconductor companies, design automation tool vendors, semiconductor equipment suppliers and photomask manufacturers. Additional information about the company is available on the Web at http://www.numeritech.com
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Safe Harbor Statement

This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements about the rate of adoption of our technology by the semiconductor industry, the number of ICs that will be manufactured using our technology, our customers' ability to benefit from our services and technology, our ability to realize the accretion to earnings as a result of the acquisition, the demand for subwavelength enabled libraries, and our ability to integrate Numerical and Cadabra technologies are forward-looking statements. These statements are made based on Numerical's current beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties. Actual results may differ materially from the results predicted. Risk factors that could affect Numerical's future include business conditions, economic conditions and growth in the semiconductor industry, our ability to integrate the Cadabra and Numerical technologies, our ability to realize expected synergies of the acquisition, our ability to increase the number of phase-shift designs, the adoption of our proprietary technology by the semiconductor industry, our ability to retain key employees, and our ability to maintain current, and enter into new, industry partnerships. For more information about factors that could potentially affect Numerical's financial results, please refer to the prospectus filed on 4/7/00 and other filings with the Securities and Exchange Commission, copies of which may be accessed through the SEC's web site at www.sec.gov. Numerical does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of Numerical.



CONTACTS:

    Numerical - Susan Lippincott, 408-273-4474, susan@numeritech.com
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    MCA - Christopher Castillo, 650-968-8900, ccastillo@mcapr.com